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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report: July 21, 2000
(Date of earliest event reported)

Commission File No. 333-80941


                   Bank of America Mortgage Securities, Inc.
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                Delaware                           94-324470
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         (State of Incorporation)       (I.R.S. Employer Identification No.)


           201 North Tryon Street, Charlotte, North Carolina, 28255
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   Address of principal executive offices                 (Zip Code)

                                (704) 387-2111
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              Registrant's Telephone Number, including area code


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             (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5.    Other Events
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          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.


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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.              Description
-----------              -----------
   (99)                  Computational Materials
                         prepared by Banc of America
                         Securities LLC in connection
                         with Bank of America Mortgage
                         Securities, Inc., Mortgage
                         Pass-Through Certificates,
                         Series 2000-4



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANK OF AMERICA MORTGAGE
                                             SECURITIES, INC.


July 21, 2000

                                             By:    /s/ Judy V. Ford
                                                  -----------------------------
                                                  Judy V. Ford
                                                  Vice President


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                               INDEX TO EXHIBITS
                               -----------------


                                                          Paper (P) or
Exhibit No.         Description                           Electronic (E)
-----------         -----------                           --------------

 (99)               Computational Materials                    P
                    prepared by Banc of
                    America Securities
                    LLC in connection
                    with Bank of America
                    Mortgage Securities, Inc.,
                    Mortgage Pass-Through
                    Certificates, Series 2000-4


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